EXHIBIT 23.01


                 CONSENT OF ARTHUR ANDERSEN LLP


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            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated March 25, 1997, included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-84046, 333-05695, 333-05697, 333-05699.


                              /s/ Arthur Andersen LLP
                              ARTHUR ANDERSEN LLP


Las Vegas, Nevada
March 28, 1997

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